Exhibit 10.3

AMENDMENT TO PROMISSORY NOTE

This Amendment (the “Amendment”) to that certain Promissory Note, dated as of May 17, 2022 (the “Note”) by and among Trailblazer Merger Corporation I, a Delaware corporation (the “Company”), and Trailblazer Sponsor Group, LLC, the Company’s sponsor the “Sponsor”), is made and entered into effective as of January 20, 2023 by the Company and the Sponsor.

RECITALS

WHEREAS, the Company and the Sponsor desire to amend the terms of the Note as set forth below; and

WHEREAS, the Note has a principal amount of $300,000.00 (the “Principal Amount”); and

WHEREAS, Company and Sponsor have agreed to make certain amendments to the Note; and

WHEREAS, any amendment to the Note may be made with, and only with, the written consent of the Company and the Sponsor; and

WHEREAS, all capitalized terms not defined in this Amendment will have the meanings given to them in the Note.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1.      Amendment to Note. The Principal Amount of the Note is hereby amended and restated in its entirety to read as follows:

“Principal Amount: $400,000.00.”

2.      No Other Amendments. Wherever necessary, all other terms of the Note are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Note shall remain in full force and effect.

3.      Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile or PDF will be accepted and considered duly executed.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

TRAILBLAZER MERGER CORPORATION I

By:	/s/ Arie Rabinowitz
Name:	Arie Rabinowitz
Title:	Chief Executive Officer

SPONSOR:

TRAILBLAZER SPONSOR GROUP, LLC

By:	/s/ Joseph Hammer
Name:	Joseph Hammer
Title:	Manager